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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                November 25, 1998
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
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COLLECTIONS:                                                                            For Month of:
                                                                                        October, 1998
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Principal Collections: Total Pool                                                       $402,393,085.72

Interest Collections
         Regular Pool                                                                     $3,490,094.16
         Concentration Pool                                                                 $510,368.70
              ==============================                                            ===============
              Interest Collections: Total Pool                                            $4,000,462.86

Investment Proceeds
         Regular Pool                                                                       $451,541.74
         Concentration Pool                                                                   $3,049.33
              ==============================                                            ===============
               Total Investment Proceeds:  Total Pool                                       $454,591.07

Series 1996-1: Yield Supplement Deposit Amount                                                    $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                       Calculated as of
              month using recalculated prior month ending balances.)                    September 30, 1998
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                       65.55%
              Series 1996-1                                                                        0.00%
              Series 1996-2                                                                       34.45%
         Concentration Pool
              Series 1995-1                                                                      100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                       58.69%
              Series 1996-1                                                                        0.00%
              Series 1996-2                                                                       31.35%
         Concentration Pool
              Series 1995-1                                                                        0.00%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                       na
              Series 1996-1                                                                       na
              Series 1996-2                                                                       na
         Concentration Pool
              Series 1995-1                                                                       na

Excess Transferor Percentage
         Regular Pool                                                                              2.00%
         Concentration Pool                                                                      100.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                           As of last day of:
                                                                                        October , 1998
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Series 1994-1 Initial Principal Amount: Class A                                         $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                          $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                      $58,106,666.61
Series 1994-1 Principal Distributed to Investors                                                  $0.00
Series 1994-1 Principal Funding Account Balance                                                   $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                   $0.00
Series 1994-1 Invested Amount                                                           $274,893,333.39
Series 1994-1 outstanding Principal Balance                                             $333,000,000.00

Series 1995-1 Initial Principal Amount                                                            $0.00
Series 1995-1 Excess Funding Account Balance Available to Investors                               $0.00
Series 1995-1 Principal Distributed to Investors                                                  $0.00
Series 1995-1 Principal Funding Account Balance                                                   $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                   $0.00
Series 1995-1 Invested Amount                                                                     $0.00
Series 1995-1 outstanding Principal Balance                                                       $0.00

Series 1996-1 Initial Funded Amount                                                      $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                       $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                   $50,000,000.00
Series 1996-1 Funded Amount                                                                       $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                               $0.00
Series 1996-1 Principal Distributed to Investors                                                  $0.00
Series 1996-1 Principal Funding Account Balance                                                   $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                   $0.00
Series 1996-1 Invested Amount                                                                     $0.00
Series 1996-1 outstanding Principal Balance                                                       $0.00

Series 1996-2 Initial Principal Amount: Class A                                         $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                           $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                      $28,107,366.02
Series 1996-2 Principal Distributed to Investors                                                  $0.00
Series 1996-2 Principal Funding Account Balance                                                   $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                   $0.00
Series 1996-2 Invested Amount                                                           $146,892,633.98
Series 1996-2 outstanding Principal Balance                                             $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                        As of:
                                                                                        October 31, 1998
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Series 1994-1: Class A                                                                             1.00000000
Series 1994-1: Class B                                                                             1.00000000
Series 1996-2: Class A                                                                             1.00000000
Series 1996-2: Class B                                                                             1.00000000
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POOL BALANCE:                                                                           For Month of:
                                                                                        October , 1998
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Pool Balance, beginning of month
         Regular Pool                                                                   $451,097,991.37
         Concentration Pool                                                              $62,299,882.29
              ==============================                                            ===============
              Total Pool                                                                $513,397,873.66

Pool Balance, end of month
         Regular Pool                                                                   $467,883,396.29
         Concentration Pool                                                              $75,051,467.27
              ==============================                                            ===============
              Total Pool                                                                $542,934,863.56

Pool Balance, average
         Regular Pool                                                                   $455,743,498.66
         Concentration Pool                                                              $68,881,490.35
              ==============================                                            ===============
              Total Pool                                                                $524,624,989.01
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REGULAR POOL DISTRIBUTIONS                                                              As of:
                                                                                        November 25, 1998
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Principal Distributions to Investors
              Series 1994-1: Class A                                                              $0.00
              Series 1994-1: Class B                                                              $0.00
              Series 1996-1                                                                       $0.00
              Series 1996-2: Class A                                                              $0.00
              Series 1996-2: Class B                                                              $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                      $1,431,619.55
              Series 1994-1: Class B                                                         $74,525.07
              Series 1996-1                                                                       $0.00
              Series 1996-2: Class A                                                        $748,080.13
              Series 1996-2: Class B                                                         $34,308.63

Regular Pool Transferors Interest                                                            $69,801.88

Interest Shortfall
              Series 1994-1: Class A                                                              $0.00
              Series 1994-1: Class B                                                              $0.00
              Series 1996-1                                                                       $0.00
              Series 1996-2: Class A                                                              $0.00
              Series 1996-2: Class B                                                              $0.00

Servicing Fee
              Series 1994-1                                                                 $223,522.92
              Series 1996-1                                                                       $0.00
              Series 1996-2                                                                 $119,399.85

Reserve Fund Deposit Amount
              Series 1994-1                                                                       $0.00
              Series 1996-1                                                                       $0.00
              Series 1996-2                                                                       $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                      As of:
                                                                                        November 25, 1998
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Investor Default Amount
              Series 1994-1                                                                       $0.00
              Series 1996-1                                                                       $0.00
              Series 1996-2                                                                       $0.00

Carry Over Amount
              Series 1994-1                                                                       $0.00
              Series 1996-1                                                                       $0.00
              Series 1996-2                                                                       $0.00

Amount Distributed not including Excess Distribution to Transferor                        $2,701,258.03

Unreimbursed Charge-off Amounts                                                                   $0.00

Non-use Fee (Series 1996-1)                                                                   $4,166.67
Increased Cost Amounts (Series 1996-1)                                                            $0.00

Previously waived servicing fee
              Series 1994-1                                                                       $0.00
              Series 1996-1                                                                       $0.00
              Series 1996-2                                                                       $0.00

Excess Distributed to Transferor                                                          $1,236,211.20

Total Distributed                                                                         $3,941,635.90

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                               $4.51615000
              Series 1994-1 Class B                                                               $4.65781667
              Series 1996-1                                                                       $0.00000000
              Series 1996-2 Class A                                                               $4.46615000
              Series 1996-2 Class B                                                               $4.57448333
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RESERVE FUNDS                                                                           As of:
                                                                                        November 25, 1998
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Series 1994-1
              Balance                                                                     $1,665,000.00
              Deficiency Amount                                                                   $0.00

Series 1995-1
              Balance                                                                             $0.00
              Deficiency Amount                                                                   $0.00

Series 1996-1
              Balance                                                                       $250,000.00
              Deficiency Amount                                                                   $0.00

Series 1996-2
              Balance                                                                       $875,000.00
              Deficiency Amount                                                                   $0.00
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CHARGE OFFS                                                                             As of:
                                                                                        October 31, 1998
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Defaulted Receivables                                                                             $0.00
Investor Default Amount                                                                           $0.00
Deficiency Amount                                                                                 $0.00
Draw Amount                                                                                       $0.00
Investor Charge-Off's                                                                             $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                As of:
                                                                                        October 31, 1998
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Required Subordinated Amount
              Series 1994-1                                                              $25,675,697.20
              Series 1996-1                                                                       $0.00
              Series 1996-2                                                              $11,064,063.79

Available Subordinated Amount
              Series 1994-1                                                              $25,675,697.20
              Series 1996-1                                                                       $0.00
              Series 1996-2                                                              $11,064,063.79
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EXCESS RECEIVABLES                                                                      As of:
              To be used in the following month's computations.                         October 31, 1998
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                             $104,953,920.81
              Finance Hold Receivables                                                    $5,883,548.34
              Auction Advantage Program                                                           $0.00
              Delayed Payment Program                                                             $0.00
              Payment Agreements                                                            $145,820.91

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                             $190,027,202.25
              Finance Hold Receivables                                                            $0.00
              Auction Advantage Program                                                  $27,146,743.18
              Delayed Payment Program                                                    $10,858,697.27
              Payment Agreements                                                            $500,000.00

Total unallocated Excess Receivables                                                      $5,883,548.34

Allocated Excess Receivables
              Series 1994-1                                                               $3,873,933.86
              Series 1995-1                                                                       $0.00
              Series 1996-1                                                                       $0.00
              Series 1996-2                                                               $2,009,614.48
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DELINQUENCIES                                                                           As of:
                                                                                        October 31, 1998
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30 Day Delinquencies in excess of $1,000                                                          $0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                         As of:
                                                                                        October 31, 1998
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Series 1994-1
              Outstanding Principal Balance                                             $333,000,000.00
              Regular Pool Balance                                                      $467,883,396.29
              Subordination Percentage                                                             5.50%
              Non Transferor's Percentage                                                         98.00%
              Series Allocation Percentage                                                        65.55118110%
              Excess Funding Amount                                                      $58,106,666.60

Series 1995-1
              Outstanding Principal Balance                                                       $0.00
              Concentration Pool Balance                                                 $75,051,467.27
              Subordination Percentage                                                             9.25%
              Non Transferor's Percentage                                                         98.00%
              Series Allocation Percentage                                                       100.000000%
              Excess Funding Amount                                                               $0.00

Series 1996-1
              outstanding Principal Balance                                                       $0.00
              Regular Pool Balance                                                      $467,883,396.29
              Subordination Percentage                                                            10.00%
              Non Transferor's Percentage                                                         98.00%
              Series Allocation Percentage                                                         0.00000000%
              Excess Funding Amount                                                               $0.00

Series 1996-2
              outstanding Principal Balance                                             $175,000,000.00
              Regular Pool Balance                                                      $467,883,396.29
              Subordination Percentage                                                             4.00%
              Non Transferor's Percentage                                                         98.00%
              Series Allocation Percentage                                                        34.44881890%
              Excess Funding Amount                                                      $28,107,366.03
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ASSET COMPOSITION EVENTS:                                                               For Month of:
                                                                                        October 26, 1998
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Total Pool: 2 month test (actual lowest mth less than test)                                       15.56%
              Test Value                                                                          50.00%
              Event                                                                             none

Total Pool: 12 month test                                                                          0.00%
              Test Value                                                                          25.00%
              Event                                                                             none

Series 1995-1: 2 month test                                                                      n/a
              Test Value                                                                         n/a
              Event                                                                              n/a

Series 1995-1: 12 month test                                                                     n/a
              Test Value                                                                         n/a
              Event                                                                              n/a
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SERIES 1995-1 SUBORDINATION:                                                            For Month of:
                                                                                        October , 1998
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                   0.00
              Class IV Receivables                                                                 0.00
              Unreviewed Receivables                                                               0.00
              Rejected Receivables                                                                 0.00

ISA Percentage
               Excess Receivables                                                                100%
               Class IV Receivables                                                               25%
               Unreviewed Receivables                                                             25%
               Rejected Receivables                                                              100%

Incremental Subordinated Amount: Total                                                             0.00

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                     0.00
              + Incremental Subordinated Amount                                                    0.00
                                                                                                   0.00

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                          0.00
               - Required Draw Amount (previous DD)                                                0.00
               - Reserve Fund w/d (on previous DD)                                                 0.00
               + portion of Excess Interest to Transferor (previous DD)                      448,864.87
               - Incremental Subordination Amount (previous DD)                                    0.00
               + Incremental Subordination Amount (current DD)                                     0.00
               - Subord % of change in EFA (since previous DD)                                     0.00
              Ending ASA:                                                                          0.00

(4) Reserve Fund Balance                                                                           0.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                For Month of:
                                                                                        October , 1998
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(1) Available Subordinated Amount (ASA)                                                          n/a
               Required Subordinated Amount (RSA)                                                n/a
               Test Event: ASA less than  RSA                                                    n/a

(2) Servicer Default                                                                            None

(3) Principal not Repaid by Expected Final Pmt Date                                             None
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SERIES 1995-1 MEGADEALERSHIPS                                                           For Month of:
                                                                                        October , 1998
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Dealership Groups in excess of 30% of Receivables:                                                $0.00
Test Value                                                                                22,515,440.18
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CONCENTRATION POOL DISTRIBUTIONS                                                        As of
                                                                                        November 25, 1998
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Excess Transferor's Percentage x Interest Collections                                        510,368.70
Monthly Interest to Investors                                                                      0.00
Interest Shortfall                                                                                 0.00
Monthly Servicing Fee (1%)                                                                         0.00
Reserve Fund Deposit Amount                                                                        0.00
Investor Default Amount                                                                            0.00
Carry-Over Amount                                                                                  0.00
Amount Distributed                                                                                 0.00
Unreimbursed  Charge-off Amounts                                                                   0.00
Previously waived Servicing Fee                                                                    0.00
Excess Interest Distributed to Transferor                                                      3,049.33
              Total Distributed                                                              513,418.03

Total Distributed to WOFCO                                                                   513,418.03

Charge-offs:
              Defaulted Receivables                                                                0.00
              Investor Default Amount                                                              0.00
              Deficiency Amount                                                                    0.00
              Draw Amount                                                                          0.00
              Investor Charge-Offs                                                                 0.00
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